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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549


                                     ------------



                                       FORM 8-K



                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported):  OCTOBER 16, 1998
                                                           ----------------


                                    COCENSYS, INC.
                                    --------------
                  (Exact Name of Registrant as Specified in Charter)



DELAWARE                            0-20954                          33-0538836
--------                            -------                          ----------
(State or Other                   (Commission                     (IRS Employer
Jurisdiction of                   File Number)              Identification No.)
Incorporation)



201 TECHNOLOGY DRIVE, IRVINE, CALIFORNIA                                  92618
----------------------------------------                                  -----
(Address of Principal Executive Office)                              (Zip Code)



         Registrant's telephone number, including area code: (949) 753-6100
                                                             --------------

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ITEM 5.  OTHER EVENTS.

Attached hereto as Exhibit 99.1 is a copy of a Press Release issued on behalf of the Registrant announcing clinical results from the Registrant's Phase II trial of ganaxolone for acute migraine.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Not applicable.

     (b)  Not applicable.

     (c) EXHIBITS. The following exhibits are attached to this Current Report on Form 8-K:

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


                                                                      Sequential
     Exhibit   Description                                            Page Start
     -------   -----------                                            ----------

     99.1      Press Release entitled "CoCensys Announces Clinical         3
               Results from Phase II Migraine Trial" dated October
               16, 1998

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COCENSYS, INC.
                                   --------------
                                   (Registrant)


Date:  October 20, 1998            By:  /s/ Robert R. Holmen
                                        ------------------------------------
                                        Robert R. Holmen, Vice President,
                                        General Counsel and Secretary